UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2008

MARLEY COFFEE INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-52161
(Commission File Number)

N/A
(IRS Employer Identification No.)

357 South Fairfax Avenue, Suite 321 Los Angeles, CA 90036
(Address of principal executive offices and Zip Code)

323-316-3456
Registrant's telephone number, including area code

Item 5.02.           Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On July 8, 2008 David O’Neill resigned as our president and director. Shane Whittle, a current director was appointed as our new president.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 9, 2008

MARLEY COFFEE INC.

/s/ Shane Whittle
Shane Whittle,
President & Director